Progress Financial Results Q2 2020 Supplemental Data

Legal Notice This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: ▪ Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. ▪ We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. ▪ Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. ▪ If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. ▪ We depend upon our extensive partner channel and we may not be successful in retaining or expanding our relationships with channel partners. ▪ Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. ▪ If the security measures for our software, services or other offerings are compromised or subject to a successful cyber-attack, or if such offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. ▪ We have made acquisitions, including our recent acquisition of Ipswitch, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. The coronavirus disease (COVID-19) outbreak and the impact it could have on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the quarter ended August 31, 2020 and fiscal year ended November 30, 2020, which speak only as of June 25, 2020. Finally, during this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended May 31, 2020 and is available in the Investor Relations section of our Web site. © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 2

Conference Call Details What: Progress Q2 2020 Financial Results Conference Call When: Thursday, June 25th, 2020 Time: 5:00 p.m. ET Live Call: 1-800-458-4121, pass code 5687996 Live / Recorded Webcast: http://investors.progress.com © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 3

Summary Highlights • Delivered strong financial results — Revenue above high end of guidance, EPS near high-end and strong cash flows — Increased full year guidance for revenue and EPS • Successfully navigating economic challenges resulting from COVID-19 — Entire global work force working from home for over 3 months without missing a beat — Recurring revenue and customer retention not materially impacted — Velocity of product releases uninterrupted; OpenEdge 12.2, MOVEit 2020 and DevTools products — Actively growing M&A pipeline despite uncertainty • Hired Jeremy Segal as SVP of Corporate Development • Committed to donating to causes that fight racial inequality © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 4

M&A Framework --- Goal is to double the size of the company in 5 years --- Accretive M&A enables us to add scale and cash flows, and generate strong shareholder returns ▪ Target acquisition profile: ➢ Complementary to our business (product, audience & growth profile) ➢ Significant recurring revenue and excellent retention rates ➢ Cost synergistic and accretive ➢ Operating margins after synergies that are consistent with our overall margins ➢ ROIC above our weighted average cost of capital © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 5

Progress Investment Highlights Durable, predictable financial model High quality revenue base and highly recurring revenue model Accretive M&A and operational efficiencies driving margin improvement Track record of successful acquisition integration and synergy achievement Delivering meaningful earnings per share and free cash flow growth Disciplined capital allocation strategy © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 6

Summary Q2 2020 Financial Results Q2 2020 Outlook Q2 2020 Results (3/26/2020) GAAP Revenue $93 M - $99 M $100.4 M (+0% YoY) Non-GAAP Revenue $95 M - $101 M $102.5 M (-1% YoY) GAAP earnings per share (Diluted) $0.36 - $0.40 $0.37 (+106%) Non-GAAP earnings per share (Diluted) $0.60 - $0.64 $0.63 (-3%) GAAP Operating Margin Not guided 25% (+1,000 Bps YoY) Non-GAAP Operating Margin Not guided 39% (+100 Bps YoY) Adjusted Free Cash Flow Not guided $38 M (-5% YoY) © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 7

Recurring Revenue Contributing to Stability Recurring Revenue % * Mission critical nature of the applications we power 81% 78% + 76% Net revenue retention rate on maintenance – 74% well over 90% = High percentage of recurring revenue and durability during uncertain times 2017 2018 2019 2020 YTD Recurring Revenue includes: Maintenance Revenue, Revenue derived from hosted/SaaS solutions and subscription revenue derived from subscription or term license arrangements * Excludes impact of FX by using constant exchange rates for all years. © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 8

DCI Revenue vs. ACV the impact of ASC 606 DCI Revenue ($M) - ASC 606 DCI ACV ($M) • Variability in revenue primarily caused by multi- year term license $40 contracts 17% Decrease $32 $32 $32 -$33 $29 • Annual Contract $23 Value shows consistent performance FY17 FY18 FY19 FY20 FY18 FY19 FY20 Guidance Projected © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 9

Driving Operating Leverage (% of non-GAAP revenue) Non-GAAP Operating Income Non-GAAP Operating Margin $174 40% $162 38% 35% $134 $132 34% 2017 2018 2019 2020 Guidance (Mid-point) 2017 2018 2019 2020 Guidance Focus on cost management and running a lean, profitable business Integrating acquisitions into our operating model drives more scale in operating margin (Ipswitch in May 2019) © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 10

Strong Liquidity/Debt Capacity Non-GAAP Adjusted Free Cash Flow Leverage Ratios Net Leverage Ratio $125- $135 Gross Leverage Ratio $129 $122 $120 1.8 1.7 1.7 1.6 1.6 $101 1.0 0.9 0.7 0.6 0.5 2016 2017 2018 2019 2020 Guidance Q219 Q319 Q419 Q120 Q220 Strong free cash flow and low leverage ratios allow for greater financing flexibility © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 11

Capital Allocation Primary focus Capital Allocation 2016 – 2020 • Continue to return capital to Cash shareholders in the form of dividends Dividends Share $93 Repurchases $318 Debt Principal Payments $36 • Accretive M&A that meets our disciplined criteria Capital Spending • Repurchase shares to offset dilution $22 from our equity programs Acquisitions — Existing authorization $250M; $230M $303 remaining Share repurchase authorization — Flexibility to increase, reduce or suspend repurchases, depending on market • Current total: $250M conditions and size and timing of M&A • Remaining: $230M © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 12

Business Outlook (as of June 25, 2020) Q3 2020 FY 2020 FY 2020 Outlook Prior Outlook Current Outlook (6/25/2020) (3/26/2020) (6/25/2020) Non-GAAP Revenue $104 M - $109 M $428 M – $438 M $433 M – $443 M Non-GAAP EPS $0.69 - $0.71 $2.73 – $2.80 $2.82 – $2.86 Non-GAAP Operating Margin Not guided 39% 40% Non-GAAP Adjusted Free Cash Flow Not guided $125 M – $135 M $125 M – $135 M Non-GAAP Effective Tax Rate Not guided 21% 21% © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 13

Supplemental Financial Information

Results of Operations by Segment (Unaudited) (1)The following expenses are not allocated to our segments as we manage and report our business in these functional areas on a consolidated basis only: certain product development and corporate sales and marketing expenses, customer support, administration, amortization of acquired intangibles, stock-based compensation, restructuring, and acquisition-related expenses. © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 15

Supplemental Revenue Information (Unaudited) © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 16

Other NON-GAAP Financial Measures (Unaudited) © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 17

Other NON-GAAP Financial Measures (Unaudited) © 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 18